UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2024

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 310	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

	N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously disclosed in the Current Report on Form 8-K filed on October 10, 2023, MiX Telematics Limited, a public company incorporated under the laws of the Republic of South Africa (the “Company”), entered into an Implementation Agreement (the “Agreement”), by and among the Company, PowerFleet, Inc., a Delaware corporation (“Powerfleet”), and Main Street 2000 Proprietary Limited, a private company incorporated in the Republic of South Africa and a wholly owned subsidiary of Powerfleet (“Powerfleet Sub”), pursuant to which, subject to the terms and conditions thereof, Powerfleet Sub will acquire all of the issued ordinary shares of the Company, including the ordinary shares represented by the Company’s American Depositary Shares (collectively, the “MiX Telematics shares”), through the implementation of a scheme of arrangement (the “Scheme”) in accordance with Sections 114 and 115 of the South African Companies Act, No. 71 of 2008, in exchange for shares of common stock, par value $0.01 per share, of Powerfleet (each, a “Powerfleet share”). As a result of the transactions, including the Scheme, contemplated by the Agreement, the Company will become an indirect, wholly owned subsidiary of Powerfleet.

On March 27, 2024, the Company issued a press release to the Johannesburg Stock Exchange (the “JSE”) announcing the cash payment applicable to fractional entitlements in relation to the Scheme. The consideration payable to the Scheme Participants (as defined in the Scheme Circular attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K furnished to the U.S. Securities and Exchange Commission on January 30, 2024) is 0.12762 Powerfleet shares for every MiX Telematics share held by each Scheme Participant. In the event that a Scheme Participant is entitled to a fraction of a Powerfleet share, such fractional entitlement will be rounded down to the nearest whole number, resulting in the allocation of whole Powerfleet shares and a cash payment for the fraction. Scheme Participants are advised that, in accordance with the JSE Listings Requirements, the value of a Powerfleet share to be utilized in determining the fractional cash payment due to scheme participants is 8 161.24032 ZAR cents, being the weighted average traded price of a Powerfleet share traded on the Nasdaq on Tuesday, 26 March 2024 and converted from USD at the prevailing exchange rate on the day of USD:1.00:ZAR18.9312, discounted by 10%. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange – Cash payment applicable to fractional entitlements in relation to the Scheme.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ Paul Dell
Name: Paul Dell
Title: Chief Financial Officer

Date: March 27, 2024

Exhibit 99.1

MiX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
LEI Code: 529900S6HHR7CK7BU646
(“MiX Telematics” or “the Company”)

CASH PAYMENT APPLICABLE TO FRACTIONAL ENTITLEMENTS

Unless otherwise indicated, capitalised words and terms contained in this announcement shall bear the same meanings ascribed thereto in the joint firm intention announcement published by MiX Telematics and Powerfleet, Inc. (“Powerfleet”) on SENS on 10 October 2023.

Shareholders are referred:

•the circular published on 30 January 2024 relating to a proposed merger between MiX Telematics and Powerfleet to be implemented by way of a Scheme between MiX Telematics and MiX Telematics shareholders, in terms of which Powerfleet (via Merger Sub) will acquire all of the MiX Telematics shares held by Scheme Participants (“Scheme Shares”), in issue in exchange for the Scheme Consideration; and
•the finalisation announcement, published on Friday, 15 March 2024, confirming that the Scheme has become wholly unconditional.

CASH PAYMENT APPLICABLE TO FRACTIONAL ENTITLEMENTS IN RELATION TO THE SCHEME

As set out in the circular, the consideration payable to the Scheme Participants is 0.12762 shares of Powerfleet common stock for every MiX Telematics share held by each Scheme Participant. Where the Scheme Consideration results in a Scheme Participant becoming entitled to a fraction of a Powerfleet share, such fractional entitlement will be rounded down to the nearest whole number, resulting in the allocation of whole shares and a cash payment for the fraction.

Scheme Participants are advised that, in accordance with the JSE Listings Requirements, the value of a Powerfleet share to be utilised in determining the fractional cash payment due to scheme participants is 8 161.24032 ZAR cents, being the weighted average traded price of a Powerfleet share traded on the Nasdaq on Tuesday, 26 March 2024 and converted from USD at the prevailing exchange rate on the day of USD:1.00:ZAR18.9312, discounted by 10%.

By way of example:

Assuming that a Scheme Participant holds 1 000 Scheme Shares at the close of business on Thursday, 28 March 2024, the record date by which MiX Shareholders must be recorded in the share register of MiX Telematics in order to be eligible to receive the Scheme Consideration, such Scheme Participant will be entitled to receive 127.62000 Powerfleet shares in terms of the Scheme. However, applying the rounding principle detailed above, such Scheme Participant will, following the implementation of the Scheme, receive 127 Powerfleet shares and a cash payment in respect of the fractional entitlement of 0.62000 in the amount of 5 059.96900 ZAR cents (“cash payment”), being 8 161.24032 ZAR cents x 0.62.

The tax treatment of the cash payment is dependent on an individual shareholder’s circumstances and the jurisdiction applicable to each Scheme Participant. It is recommended that Scheme Participants who are uncertain about the tax treatment of the receipt of the cash payment should seek appropriate advice in this regard.

The salient dates and times announced on Friday, 15 March 2024 remain unchanged.

RESPONSIBILITY STATEMENT

The Independent Board and the MiX Telematics board (to the extent that the information relates to MiX Telematics) collectively and individually accept responsibility for the information contained in this announcement and certify that, to the best of their knowledge and belief, the information contained in this announcement relating to MiX Telematics is true and this announcement does not omit anything that is likely to affect the importance of such information.

The board of directors of Powerfleet (to the extent that the information relates to Powerfleet) collectively and individually accept responsibility for the information contained in this announcement and certify that to the best of their knowledge and belief, the information contained in this announcement relating to Powerfleet is true and this announcement does not omit anything that is likely to affect the importance of such information.

27 March 2024

Corporate advisor and sponsor to MiX Telematics

U.S. legal advisors to MiX Telematics
U.S. financial advisor to MiX Telematics
U.S. legal advisors to Powerfleet
SA legal advisors to Powerfleet